Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Vanguard World Fund

(Name of Registrant as Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, schedule or registration statement no.:

(3)Filing Party:

(4)Date filed:

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Proxy Statement

An important message from CEO Salim Ramji

Dear shareholder,

On behalf of the Board of Trustees, I’m pleased to announce that Vanguard Financials Index Fund and Vanguard Health Care Index Fund (each, a “Fund,” and collectively, the “Funds”) will hold a virtual Joint Special Meeting of Shareholders on November 4, 2025. All shareholders who own shares of either Fund as of the record date of August 26, 2025, have an opportunity to vote. I urge you to review the proxy materials carefully and then vote online, by phone, by mail, or by attending the virtual shareholder meeting.

The purpose of this Proxy Statement is to present a proposal for each Fund to approve changing its classification from “diversified” to “nondiversified” and the elimination of each Fund’s related fundamental investment restriction. The Board of Trustees considered relevant factors, including the potential impact of the proposal on each Fund and its risk profile, the recommendation from each Fund’s investment advisor, and the estimated costs associated with seeking shareholder approval of each proposal. The Board of Trustees believes that reclassifying each Fund as nondiversified is in the best interests of each Fund and its shareholders because it will allow each Fund’s portfolio managers to directly track each Fund’s benchmark index without incurring additional expenses, thus allowing for potentially better investment performance.

The Board of Trustees recommends that shareholders of each Fund vote “FOR” the proposal for their Fund.

Please read the proxy materials and cast your vote promptly. Your vote matters. Thank you for taking the time to participate in this important process.

Sincerely,

Salim Ramji

Chief Executive Officer

August 25, 2025

Information about the Proposals and Voting

On what am I being asked to vote and how will it affect my Fund?

Shareholders of Vanguard Financials Index Fund and Vanguard Health Care Index Fund (each, a “Fund,” and collectively, the “Funds”) are being asked to approve changing each Fund’s classification from a diversified fund to a nondiversified fund, as defined under the Investment Company Act of 1940, as amended ( the “1940 Act”), and the elimination of each Fund’s related fundamental investment restriction. which provides that, with respect to 75% of its total assets, a Fund will not purchase securities of any issuer, if as a result, more than 5% of its total assets would be invested in that issuer’s securities or purchase more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

Vanguard and the Board of Trustees of each Fund believe these changes will enable each Fund’s portfolio managers to more efficiently and effectively manage each Fund in pursuing its investment objective to track its respective benchmark index and potentially result in better investment performance. If shareholders approve the reclassification of each Fund as a nondiversified fund, each Fund’s fundamental investment restriction regarding the diversification of its investments will be eliminated. Each Fund’s investment objective, strategy, and other investment policies will remain unchanged. However, each Fund will be subject to the additional risk of being nondiversified as a nondiversified fund typically presents a heightened degree of investment risk due to its ability to make more concentrated investments.

Who gets to vote?

Any person who owned shares of a Fund as of the record date of August 26, 2025, even if that person sold those shares after the record date, gets to vote on the proposal for that Fund.

Why am I being asked to vote?

As a shareholder, it is your right to vote on certain matters concerning your funds. If many shareholders choose not to vote, a Fund might not receive enough votes to reach quorum and conduct its Joint Special Meeting of Shareholders on November 4, 2025 (the “Meeting”). If quorum cannot be reached for a Fund, the Fund will have to adjourn the Meeting and send additional communications to shareholders to try to get more votes - a process that would result in additional costs for the Fund and thus for you as a Fund shareholder.

How do I vote?

You can vote your shares using one of the following methods:

•Online, by visiting the website provided on your proxy card or email notification.

•By phone, by calling the toll-free phone number on your proxy card or on the website provided in the proxy materials.

•By mail, by signing and dating the enclosed proxy card.

•By attending the virtual Meeting, which is to be held on Tuesday, November 4, 2025, at 11:00 a.m., Eastern Time.

You are urged to vote as soon as possible to ensure that your Fund receives enough votes to reach quorum, which is required to hold the Meeting.

You are encouraged to vote online or by phone using the voting control number that appears on your proxy card or email notification. Votes may also be submitted during the Meeting. In most instances, shareholders may vote up until voting closes at the Meeting. If your shares are held through a brokerage account, bank, or other holder of record (each, an “intermediary”), your intermediary may request that voting instructions are received in advance of the Meeting and provide additional information related to voting. All shares represented by valid proxies received on a timely basis prior to the tallying of the votes at the Meeting, regardless of the way they were provided, will be voted. Please contact your intermediary for additional information related to voting.

How do I sign the proxy card if I am voting by mail?

You must sign your name exactly as it appears on the enclosed proxy card. Unless your account preferences provide alternative instructions, either owner of a joint account may sign the proxy card or form but the signature must match the name exactly as it appears on the proxy card or form.

Who is Broadridge Financial Solutions Inc.?

Broadridge Financial Solutions Inc. (“Broadridge”) is a third-party proxy vendor that has been engaged to solicit shareholders and collect and tabulate proxy votes.

How do I access and participate in the virtual Meeting?

The Meeting will be held in a virtual format only. You will not be able to attend the Meeting in person. You are invited to attend the Meeting by visiting www.viewproxy.com/vanguard/broadridgevsm/ .  You will be required to enter your name, your email address, and the voting control number found on the enclosed proxy card or email notification you received. If you have lost or misplaced your voting control number, please call Broadridge at 1-855-202-9440 to verify your identity and obtain your voting control number. Requests for registration must be received no later than 5:00 p.m. Eastern Time, on Monday, November 3, 2025. Once your registration is approved, you will receive an email confirming your registration with an event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com [proxyvote.com]. You will need your control number to vote.

The Meeting will begin promptly at 11:00 a.m., Eastern Time, on Tuesday, November 4, 2025. You are asked to access the Meeting prior to the start time to leave ample time for check-in.

If your shares are held through an intermediary, such as a brokerage account, bank, or other holder of record, you will need to request a legal proxy from the intermediary (“Legal Proxy”) to receive access to the Meeting, which serves as proof of your proxy power and reflects your holdings. The intermediary will then provide the shareholder with a control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Easten Time, on Monday, November 3, 2025. Once shareholders have obtained a new control number, they must visit www.viewproxy.com/vanguard/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

Any shareholder who does not expect to attend the virtual Meeting is encouraged to vote by phone; vote online by following the online voting instructions above; or vote by mail by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which does not require postage if mailed in the United States. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

Questions from shareholders to be considered at the Meeting may be submitted in advance of the Meeting to Broadridge at www.viewproxy.com/vanguard/broadridgevsm/ no later than 8:00 a.m., Eastern Time, on Monday, November 3, 2025. Shareholders will also have an opportunity to submit questions and comments via a questions pane during the Meeting. The chat will not be visible to other attendees and will be monitored for questions and comments that relate directly to the proposals included in this Proxy Statement. The submission of questions and comments does not guarantee that any of them will be addressed during the Meeting. For questions related to participation at the virtual Meeting, or for technical support, please call Broadridge toll-free at 1-866-612-8937.

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

(each, a "Fund," and collectively, the "Funds")

Notice of Joint Special Meeting of Shareholders

The Funds will hold a Joint Special Meeting of Shareholders on Tuesday, November 4, 2025, at 11:00 a.m., Eastern Time, in a virtual format (the “Meeting”). This Meeting is being held so that shareholders can vote on the following proposals:

1.For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to nondiversified and the elimination of the Fund’s related fundamental investment restriction.

2.For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to nondiversified and the elimination of the Fund’s related fundamental investment restriction.

The Meeting will be held in a virtual format only. The Board of Trustees that oversees each Fund has fixed the close of business on August 26, 2025, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Shareholders may only vote at the Meeting on the proposal relating to the Fund to which their shares relate.

By Order of the Board of Trustees,

Tonya Robinson, Secretary

August 25, 2025

YOUR VOTE IS IMPORTANT

You can vote easily and quickly online, by phone, or by mail. Just follow the instructions that appear on your proxy card or email notification. You may also vote by attending the virtual Meeting on Tuesday, November 4, 2025. Please help your Fund avoid the additional costs of a follow-up mailing by voting today.

Vanguard Financials Index Fund and Vanguard Health Care Index Fund

Joint Special Meeting of Shareholders on November 4, 2025

Proxy Statement

Introduction

This combined Proxy Statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Vanguard World Fund (the “Trust”) relating to proposals with respect to Vanguard Financials Index Fund and Vanguard Health Care Index Fund (each, a “Fund,” and collectively, the “Funds”). This Proxy Statement is divided into four main parts:

Part I An Overview of the Proposals begins on page 6.

Part II Details on the Proposals begins on page 7.

Part III More on Proxy Voting and the Shareholder Meeting begins on page 10.

Part IV Investment Advisors and Funds Information begins on page 13.

Please read this Proxy Statement before voting on a proposal. If you have questions about this Proxy Statement, or if you would like additional information, please call Broadridge toll-free at 1-855-202-9440.

Shareholders will receive either an email notification with instructions to access an electronic version of the proxy materials or a mailing containing the proxy materials, depending on their delivery preferences, starting on or about September 8, 2025.

For certain shareholders holding their shares through intermediaries that are set to receive proxy materials by mail, this Proxy Statement and related proxy materials are expected to be mailed on or about September 8, 2025.

Annual and Semiannual Reports. We have previously sent to shareholders the most recent annual report and the most recent semiannual report for the period after the annual report, if any, for each Fund. Each Fund’s most recent annual and semiannual reports to shareholders are available at no cost. You may read, print, or request mail delivery of a copy by visiting https://vgi.vg/fund-literature. If you have not received a copy of such report(s) or would like to receive an additional copy, or if you would like to receive acopy of the Fund’s financial statements, please call toll-free at 800-662-7447 or send a written request to P.O. Box 2600, Valley Forge, PA 19482-2600 and a copy will be sent to you free of charge. Participants in an employer-sponsored 401(k) or other retirement plan administered by The Vanguard Group, Inc. (“Vanguard”), may request a report by calling toll-free at 800-523-1188.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement and a copy of the proxy card (together, the “Proxy Materials”) are available at www.proxyvote.com .  The Proxy Materials will be available online through the day of the Meeting.

Only one copy of this Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should call Vanguard toll-free at 800-662-7447, or write to The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600.

PART I

An Overview of the Proposals

Shareholders of Vanguard Financials Index Fund and Vanguard Health Care Index Fund are being asked to vote on the proposal for their Fund set forth below. Only shareholders of record as of August 26, 2025, are entitled to vote on the proposal for their Fund.

1.For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to nondiversified and the elimination of the Fund’s related fundamental investment restriction.

2.For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to nondiversified and the elimination of the Fund’s related fundamental investment restriction.

As discussed in detail below, Vanguard and the Board of Trustees of each Fund believe that the proposals, if approved by shareholders, will enable each Fund’s portfolio managers to more efficiently and effectively manage each Fund in pursuing its investment objective to track its respective benchmark index. Each Fund’s current diversification limits are constraining the Fund’s ability to invest in index constituents directly in the same proportion as their respective benchmark index, which have become increasingly concentrated in a small number of issuers and are currently nondiversified. This has resulted in the Funds using indirect means, such as derivative instruments, to gain exposure to index constituents in order to track their respective benchmark index. If the proposals are approved, the Funds would be able to invest directly in benchmark index constituents without these constraints. This would enable the Funds to more efficiently track their respective benchmark index and allow for potentially better investment performance.

PART II

Details on the Proposals

Each Fund is currently classified as “diversified” within the meaning of the 1940 Act. As a diversified fund, each Fund is limited in its ownership of securities of any single issuer (also referred to as a "holding"). The Board has recommended that shareholders approve reclassifying each Fund from "diversified" to "nondiversified," as defined under the 1940 Act, to allow the Funds’ portfolio managers to more effectively track each Fund’s benchmark index. Under the 1940 Act, a change to a Fund's diversification status from diversified to nondiversified requires shareholder approval.

Relatedly, if a fund is classified as diversified then it is required to adopt a fundamental investment restriction to invest in accordance with that classification. Accordingly, each Fund currently has a fundamental policy to invest as a diversified fund. If shareholders approve changing a Fund's status from diversified to nondiversified, then the Fund's related fundamental policy will be eliminated.

What's the difference between diversified funds and nondiversified funds?

Under the 1940 Act, a mutual fund or exchange-traded fund (“ETF”) is classified as diversified or nondiversified. This classification governs a fund’s ownership limitations of securities of issuers. Each Fund currently operates as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements. “Diversified” under the 1940 Act means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). In other words, a diversified fund may not invest more than 5% of its assets in an issuer, if, in the aggregate, the investments equal to 5% or more in an issuer amount to more than 25% of the fund’s total assets.

A nondiversified fund is a fund that is not required to meet the 1940 Act diversification requirements described above. Therefore, diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one issuer. Changing the Funds' status to nondiversified would allow the Funds to directly track their benchmark indexes, which are each currently concentrated in a fewer number of issuers.

How will changing the Funds' diversification status under the 1940 Act benefit the Funds?

As described in each Fund’s prospectus, each Fund employs an indexing investment approach designed to track the performance of its benchmark index. Vanguard Financials Index Fund seeks to track the performance of the MSCI US Investable Market Index (IMI)/Financials 25/50 and Vanguard Health Care Index Fund seeks to track the performance of the MSCI US Investable Market Index (IMI)/Health Care 25/50 (each, a “Benchmark Index,” and collectively, the “Benchmark Indexes”). Each Fund’s Benchmark Index has increasingly become concentrated in a smaller number of issuers, causing each Fund’s classification as diversified to limit its ability to effectively track its Benchmark Index. To maintain compliance with 1940 Act diversification requirements, each Fund has sought exposure to certain securities in its Benchmark Index indirectly, including through the use of derivatives, in furtherance of its investment objective to track its Benchmark Index.

Reclassifying each Fund as nondiversified would enable the Funds to directly own the desired amount of Benchmark Index constituents and therefore track their Benchmark Indexes more efficiently, thus reducing the need to gain exposure to Benchmark Index constituents indirectly, including through derivatives, which entails additional costs and risks to the Funds. This change will also better align the Funds to funds in their peer groups, many of which are classified as nondiversified.

The Board considered Vanguard's recommendation to change the status of each Fund to nondiversified under the 1940 Act and the elimination of each Fund’s related fundamental policy. The Board considered relevant factors, including the potential impact of the proposals on the Funds and their risk profiles, Vanguard’s recommendation and belief that the proposals would benefit Fund shareholders, and the estimated costs associated with seeking shareholder approval of the proposals. The Board believes reclassifying the Funds as nondiversified is in the best interests of the Funds and their shareholders because it will allow the Funds’ portfolio managers to more efficiently track the Funds’ Benchmark Indexes, thus allowing for potentially better investment performance.

Following consideration of these matters, the Board unanimously approved the proposed change to reclassify each Fund as nondiversified and the elimination of each Fund’s related fundamental policy. It is anticipated that, if each of the proposals are approved by shareholders, each Fund’s diversification status will change and each Fund’s related fundamental policy will be eliminated shortly after the Meeting.

What will be the impact to a Fund’s risk profile if the proposal is approved?

The proposals will give each Fund the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer as compared to a diversified fund. However, shareholders should note that if the change to each Fund’s classification from “diversified” to “non- diversified” is approved, each Fund’s risk profile may increase. Specifically, because a “nondiversified” fund may invest a greater percentage of its assets in a smaller group of issuers or any one issuer as compared to a diversified fund, the investment return of a nondiversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than that of a diversified fund.

A nondiversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund.

Are there other diversification requirements that will still apply to each Fund if it becomes nondiversified under the 1940 Act?

Yes. Although each Fund would no longer be subject to the 1940 Act diversification requirements, if shareholders approve the proposal for a Fund, the Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). The IRC contains diversification requirements for mutual funds. These diversification requirements are frequently referred to as the "tax diversification requirements." Funds must satisfy two diversification tests under the IRC. First, at least 50% of the value of the fund's total assets must consist of cash, cash items, government securities, securities of other regulated investment companies (e.g., mutual funds), and investments in other securities that, with respect to any one issuer, represent neither (i) more than 5% of the assets of the fund, nor (ii) more than 10% of the voting securities of the issuer. Second, no more than 25% of the value of the fund's assets may be invested in (i) the securities of any one issuer (other than government securities or the securities of other regulated investment companies), (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers that the fund controls and are engaged in similar trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships.

What happens if shareholders of a Fund do not approve the proposal for that Fund?

If shareholders do not approve reclassifying their Fund as nondiversified then the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and that Fund's fundamental policy on diversification will remain in effect.

The Board of Trustees Unanimously Recommends a Vote "FOR" the Proposal for each Fund to Change the Fund's Status from Diversified to Nondiversified and the Elimination of the Fund’s Related Fundamental Investment Restriction.

PART III

More on Proxy Voting and the Shareholder Meeting

Votes Needed to Approve Each Proposal

Shareholders of each Fund will vote separately on the proposal for their respective Fund. For a proposal to pass for a Fund, it must be approved by the lesser of (1) 67% or more of the Fund's voting securities present at the Meeting—if the holders of more than 50% of the Fund's outstanding voting shares are in virtual attendance at the meeting or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities.

Proxy Solicitation Methods

The Funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials electronically or in paper, depending on the shareholder’s delivery preferences. Broadridge has been engaged to assist in the solicitation of proxies for the Meeting. In addition, Broadridge and employees, officers, or agents of the Funds, Vanguard, or its affiliates may solicit shareholder proxies in person, online, by phone, by mail, or by email.

Proxy Solicitation Costs

Each Fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. The Funds currently estimate Broadridge’s solicitation costs to be approximately $3 million to $4 million and each Fund will pay its proportionate share of the costs in accordance with a fixed formula based on the number of shareholders of each Fund. These costs are estimates based on currently available information and are subject to change. By voting immediately, you can help your Fund avoid the considerable expense of additional proxy solicitations.

Quorum

Quorum must be achieved for the Meeting to occur. This means that more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of a Fund's shares must be represented at the Meeting—either in virtual attendance at the Meeting or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The Funds will count abstentions and broker non-votes toward establishing a quorum, but against the approval of the proposals. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Because the proposals may be considered non-routine, it is expected that broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers and therefore there are unlikely to be any broker non-votes at the Meeting. Signed and dated proxy cards returned to Vanguard without a choice indicated as to a proposal shall be voted "For" the proposal. Approval of the proposals is discussed above in "Votes Needed to Approve Each Proposal."

Virtual Meeting

The Meeting will be held in a virtual format only. You are invited to attend the Meeting by visiting www.viewproxy.com/vanguard/broadridgevsm/ .  You will be required to enter your name, your email address, and the control number found on the proxy card or email notification you received. If your shares are held through an intermediary, you will need to request a Legal Proxy from the intermediary to receive access to the Meeting. You must submit the Legal Proxy along with your name and email address to Broadridge. Shareholders may submit questions online prior to the Meeting at www.viewproxy.com/vanguard/broadridgevsm/ .  Questions may be submitted in advance of the Meeting to Broadridge no later than 8:00 a.m. Eastern Time on Monday, November 3, 2025. Shareholders will also have an opportunity to submit questions and comments during the Meeting via a questions pane. The questions pane will not be visible to other attendees and will be monitored for questions and comments that relate to the proposals included in this Proxy Statement. The submission of questions and comments does not guarantee that any of them will be addressed during the Meeting.

Adjournment

The Meeting may be adjourned by a Fund’s Board, chief executive officer, or president, or chair of the Meeting, one or more times for any reason (without shareholder vote), including the failure of a quorum to be present at the Meeting. No shareholder vote is required for adjournment. The Meeting may be adjourned for one Fund regardless of whether action has been taken on the proposal with respect to the other Fund. No notice of adjournment of the Meeting to another time or place need be given to the shareholders if such time and place (including that the Meeting will be held by remote communication) are announced at the Meeting at which the adjournment is taken, or notice is given to persons present at the Meeting. Any adjourned Meeting may be held at such time and place, or virtually, as applicable, as determined by a Fund’s Board, chief executive officer, or president, or chair of the Meeting, in the Board’s or such person’s sole discretion. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting. If quorum is present with respect to a Fund, the chair of the Meeting may, but shall not be required to, cause a vote to be taken with respect to the proposal for such Fund, which vote can be certified as final and effective notwithstanding the adjournment of the Meeting with respect to the other Fund. The shareholders of record entitled to vote at such adjourned Meeting shall be the shareholder on the original record date, unless the Board establishes a new record date.

Postponement

Prior to the Meeting, a Fund’s Board, chief executive officer, or president, or chair of the Meeting, may postpone the Meeting one or more times for any reason by giving notice to each shareholder entitled to vote at the Meeting so postponed of the time and place at which such Meeting will be held. Notice shall be given not fewer than two days (or such other number of days as the Board shall determine in its sole discretion) before the date of such Meeting and otherwise in accordance with a Fund’s by-laws.

Revoking Your Proxy

Your last vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again - online, with your proxy card, or by phone. You can also revoke a prior proxy by writing to the Funds’ secretary at the following address: Tonya Robinson, The Vanguard Group, Inc., P.O. Box 876, Valley Forge, PA 19482, or by voting at the Meeting. You may revoke your proxy at any time until the announcement that voting has closed at the Meeting.

Shareholder Proposals

Any shareholder proposals to be included in a proxy statement for a Fund’s next shareholder meeting must be received by the Fund within a reasonable period before the Fund begins to print and mail its proxy statement for that meeting. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Voting Rights

Shareholders of each Fund are entitled to cast one vote for each dollar of the Fund’s net asset value owned on the record date and a fractional vote for each fractional dollar of the Fund’s net asset value owned on that date.

Nominee Accounts

Upon request, the Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds’ shares. All invoices should be submitted electronically to Invoice_Submission.noreply@vanguard.com.

Annual and Semiannual Reports

Each Fund’s most recent annual and semiannual reports to shareholders are available at no cost. To request a report, which will be furnished free of charge, please call Vanguard toll-free at 800-662-7447 or submit a written request to The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available on the Vanguard website at https://vgi.vg/fund-literature .   Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call toll-free at 800- 523-1188.

Proxy Materials

These Proxy Materials are available online at www.proxyvote.com. Shareholders may request this Proxy Statement and related paper proxy materials at no cost by calling Broadridge toll-free at 1-855-202-9440.

Other Matters

At this point, there are no plans to bring other business before the Meeting. However, if any other matters do arise, it is the Board’s intention that proxies will be voted on such matters in accordance with the judgment of the persons identified in the Proxy Materials as having the authority to vote on matters. If you object to the voting of other matters on your behalf, please notify the Board in writing before the Meeting.

The Vanguard Group, Inc.

Each of the Funds soliciting a proxy is a member of Vanguard. Vanguard is owned jointly by the funds it oversees. Vanguard provides the Funds with their corporate management, administrative, and distribution services. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the Funds’ principal underwriter and distributor.

PART IV

Investment Advisors and Funds Information

Investment Advisors Information

The investment advisor for each Fund is The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482.

Vanguard Funds Information

This section provides certain required information for each Fund. Unless specifically provided as of a Fund’s fiscal year-end (FYE), the information presented is as of June 30, 2025.

As of June 30, 2025, the trustees and officers of the Trust owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Vanguard Financials Index Fund

•A series of Vanguard World Fund (FYE 8/31).

•Advised by Vanguard Equity Index Group.

•Net assets of $13,761,386,464 and 19,113466 outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund’s shares:

Title of Class	Name and Address of Shareholder	Percent of Class
	National Financial Services LLC,
Admiral Shares	Jersey City, NJ	17.15%

ETF Shares	Charles Schwab & Co., Inc.	15.52%
	Merrill, Lynch, Pierce, Fenner & Smith Inc.	27.48%
	Morgan Stanley DW Inc.	6.41%
	National Financial Services LLC	9.74%
	Vanguard Marketing Corporation	10.22%

Vanguard Health Care Index Fund

•A series of Vanguard World Fund (FYE 8/31).

•Advised by Vanguard Equity Index Group.

•Net assets of $17,722,453,330 and 19,576,314 outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund’s shares:

Title of Class	Name and Address of Shareholder	Percent of Class
Admiral Shares	--	--

ETF Shares	Charles Schwab & Co., Inc.	20.43%
	Merrill, Lynch, Pierce, Fenner & Smith Inc.	5.95%
	Morgan Stanley DW Inc.	6.33%
	National Financial Services LLC	11.50%
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© 2025 The Vanguard
Group, Inc.
All rights reserved.
Connect with Vanguard®	Vanguard Marketing
Corporation, Distributor.
vanguard.com	PROXYA [_]2025

PO BOX 982901

EL PASO, TX 79998-2901

SCAN TO w

VIEW MATERIALS &VOTE

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security number, Tax I.D. number or account number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2)Go to the website www.proxyvote.com or scan the QR Barcode above.

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

VOTE BY PHONE

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

VOTE BY MAIL

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V77438-S20581	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
1.	For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
2.	For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V77439-S20581

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

V77440-S20581

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/ broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PO BOX 982901

EL PASO, TX 79998-2901

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com or scan the QR Barcode above.

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

V77434-S20581	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
1.	For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
2.	Not Applicable.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V77435-S20581

VANGUARD FINANCIALS INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PO BOX 982901

EL PASO, TX 79998-2901

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com or scan the QR Barcode above.

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

V77436-S20581	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

1.Not Applicable.

The Board of Trustees recommends you vote FOR the following proposal:

2.For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination of the related fundamental investment restriction.

For Against Abstain

☐   ☐   ☐

For Against Abstain

☐   ☐   ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V77437-S20581

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PO BOX 982901

EL PASO, TX 79998-2901

SCAN TO w

VIEW MATERIALS &VOTE

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security number, Tax I.D. number or account number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/ broadridgevsm/

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V77431-S20580	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

1.For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination of the related fundamental investment restriction.

The Board of Trustees recommends you vote FOR the following proposal:

For Against Abstain

☐   ☐   ☐

For Against Abstain

2.	For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V77432-S20580

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

V77433-S20580

PO BOX 982901

EL PASO, TX 79998-2901

SCAN TO w

VIEW MATERIALS &VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com or scan the QR Barcode above.

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77427-S20580	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
1.	For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
2.	Not Applicable.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V77428-S20580

VANGUARD FINANCIALS INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PO BOX 982901

EL PASO, TX 79998-2901

SCAN TO w

VIEW MATERIALS &VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com or scan the QR Barcode above.

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77429-S20580	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

1.Not Applicable.

The Board of Trustees recommends you vote FOR the following proposal:

2.For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination of the related fundamental investment restriction.

For Against Abstain

☐   ☐   ☐

For Against Abstain

☐   ☐   ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V77430-S20580

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Tonya Robinson and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE